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                                                                    EXHIBIT 10.1
                           REVOLVING CREDIT AGREEMENT
                          Dated as of December 18, 2002

         LifeCore Biomedical, Inc., a Minnesota corporation (the "Borrower"), located at 3515 Lyman Boulevard, Chaska, MN 55318 and M&I Marshall and Ilsley Bank, a Wisconsin state banking corporation (the "Bank"), located at 651 Nicollet Mall, Minneapolis, Minnesota 55402-1611, agree as follows:

                                   ARTICLE I.

                                  DEFINITIONS

        Section 1.1. Definitions. As used in this Agreement the following terms shall have the following meanings (such meanings to be equally applicable to singular and plural forms of the terms defined):

                  (a) "Affiliate" means any of the following Persons:

                           (i) any director, officer or employee of the
                  Borrower;

                           (ii) any person who, individually or with his
                  immediate family, beneficially owns or holds 5% or more of voting interest of the Borrower; or

                           (iii) any Subsidiary and any company in which any
                  Person described above owns a 5% or greater equity interest.

                  (b) "Borrowing Base" means an amount equal to the sum of the following:

                           (i) 80% of the Value of Eligible Accounts; and

                           (ii) 50% of the Value of Eligible Inventory, provided
                  that the portion of the Borrowing Base attributable to this factor shall not at any time exceed $1,000,000.00.


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                  (c) "Borrowing Base Certificate" means a certificate signed by the chief financial officer of the Borrower that shows as of the date of determination the Value of Eligible Accounts and the Value of Eligible Inventory and is delivered to the Bank pursuant to Section 5.1(a).

                  (d) "Business Day" means any day other than a Saturday, Sunday or a public holiday or the equivalent under the laws of the State of Minnesota or the United States of America.

                  (e) "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases that have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases,
         (iii) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) or (ii) above, and (iv) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

                  (f) "Event of Default" means one of the events specified in
         Section 6.1.

                  (g) "Inventory" means the Borrower's finished goods and raw materials held for sale or use in the ordinary course of business, but excluding work-in-process.

                  (h) "Loan Documents" means this Agreement, the Note, the Security Agreement, and all other documents to be executed in connection with this Agreement.

                  (i) "Loan Party" means any Person obligated under any Loan Document.

                  (j) "Note" means the Revolving Note described in Section 2.2.

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                  (k) "Person" means an individual, corporation, partnership, joint venture, trust or unincorporated organization or governmental agency or political subdivision thereof.

                  (l) "Prime Rate" means the rate established by the Bank from time to time as its prime rate.

                  (m) "Subsidiary" means any entity of which more than 50% of the outstanding equity interests having ordinary voting power to elect a majority of the Board of Directors, Board of Governors or comparable governing body of such entity (irrespective of whether or not at the time equity interests of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  (n) "Tangible Net Worth" means the aggregate of the capital stock, paid in surplus and retained earnings of the Borrower (excluding stock of the Borrower held by the Borrower), determined and computed in accordance with generally accepted accounting principles consistently applied from year to year, less the book value of all assets of the Borrower that would be treated as intangibles under generally accepted accounting principles including without limitation, such items as goodwill, trademarks, tradenames, service marks, copyrights, patents, licenses, internet domain names, uniform resource locators, and website contracts and registration rights and less the book value of all obligations owed to the Borrower by any of its Affiliates.



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                  (o) "Total Liabilities" means the aggregate of the liabilities of the Borrower determined and computed in accordance with generally accepted accounting principles consistently applied from year to year.

                  (p) "Value of Eligible Accounts" means the aggregate net unpaid amount then due and owing under all domestic accounts receivable of the Borrower that: (i) arise from the provision of service or the sale of finished goods constituting part of Inventory in the ordinary course of business of the Borrower; (ii) are not dated more than 30 days after delivery or performance and not more than 60 days past due;
         (iii) are not owed by an Affiliate of the Borrower; (iv) are subject to a perfected security interest in favor of only the Bank as required by this Agreement; (v) are not subject to dispute by the account debtor, provided that this exclusion shall not apply to the value of any portion of an account that is not subject to dispute; (vi) are not owed by an account debtor as to which any bankruptcy, receivership or similar insolvency proceeding is pending; and (vii) are not owed by the United States government or an agency of the United States government; provided, however, that no obligations of any account debtor to the Borrower shall be included in this computation if more than 10% of such account debtor's obligations to the Borrower are more than 60 days past due.

                  (q) "Value of Eligible Inventory" means an amount equal to the lesser of cost or fair market value of the Borrower's Inventory that is subject to a perfected security interest in favor of only the Bank as required by this Agreement as determined and computed in accordance with generally accepted accounting principles.



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         Section 1.2. Accounting and Other Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with generally accepted accounting principles consistently applied as such principles may change from time to time. Other terms defined herein shall have the meanings ascribed to them herein.

                                   ARTICLE II.

                                 REVOLVING LOAN

         Section 2.1. Commitment for Revolving Loan. The Bank agrees, in accordance with the terms of this Agreement, to make advances (the "Advances") to the Borrower from time to time from the date hereof to and including December 31, 2005 (the "Termination Date") or the earlier termination of the Commitment under the terms of this Agreement, in an aggregate amount not to exceed $5,000,000.00 (the "Commitment"); provided, however, that (i) the aggregate amount of Advances outstanding shall not at any time exceed the lesser of (A) the Commitment or (B) the Borrowing Base and (ii) the Commitment shall expire on December 31, 2003 if the Borrower fails to pay a facility fee of $12,500.00 to the Bank on or before December 31, 2003. Each Advance shall be in an amount of not less than $50,000.00. Within the limits of the Commitment the Borrower may borrow, prepay pursuant to Section 2.5 and reborrow under this Section 2.1.

         Section 2.2. The Note. The Advances made by the Bank shall be evidenced by a promissory note (the "Note") that is in substantially the form of Exhibit A attached hereto and is delivered to the Bank pursuant to Article III.

         Section 2.3. Making of Advances. The Borrower may request Advances under this Agreement by giving notice to the Bank, specifying the date of the requested Advance and the amount thereof. Any request for an Advance shall be deemed to be a representation that the


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Borrower's representations and warranties contained in Section 4.1 are true and correct as of the date of the Advance as though made on and as of such date and that no event has occurred and is continuing, or will result from such Advance, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both. The Bank may disburse each requested Advance by crediting immediately available funds in the amount of the Advance to the Borrower's demand deposit account maintained with the Bank.

         Section 2.4. Interest and Payments. The Borrower shall repay, and shall pay interest on, the aggregate unpaid principal amount of all Advances in accordance with the Note, except that after and during the continuance of an Event of Default the Borrower shall pay interest at an annual rate equal to 2.0% in excess of the rate of interest otherwise provided under the Note. All payments of principal, interest and fees under this Agreement shall be made when due to the Bank in immediately available funds. All computations of interest shall be made by the Bank on the basis of the actual number of days elapsed in a year of 360 days. Whenever any such payment shall be due on a non-Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest. The Bank is expressly authorized to charge any principal or interest payment, when due, to the Borrower's demand deposit account maintained at the Bank, or, if that account shall not contain sufficient funds, to any other account maintained by the Borrower at the Bank.

         Section 2.5. Voluntary Prepayment. The Borrower may prepay the Note in whole or in part; provided, however, that each partial prepayment shall be in a principal amount of not less than $50,000.00.



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         Section 2.6. Mandatory Prepayment. In the event that the aggregate outstanding principal amount of the Note shall exceed the Borrowing Base as shown on the Borrowing Base Certificate most recently delivered to the Bank pursuant to Section 5.1(a), the Borrower shall pay to the Bank the amount of such excess together with the amount of accrued interest to the date of such prepayment on the amount prepaid. In addition, the Borrower shall re-pay the
Note in full for a period of not less than 30 consecutive days during each fiscal year of the Borrower.

         Section 2.7. Use of Proceeds. The proceeds of the Advances from the Bank shall be used for working capital purposes.

                                  ARTICLE III.

                              CONDITIONS OF LENDING

         Section 3.1. Conditions Precedent to Initial Advance. The Bank shall have no obligation to make the initial Advance hereunder unless the Bank shall have received on or before the date of such Advance the following documents along with an initial facility fee of $12,500.00:

                  (a) The Note, properly executed and delivered on behalf of the Borrower.

                  (b) A security agreement (the "Security Agreement"), in a form acceptable to the Bank properly executed and delivered on behalf of the Borrower, granting to the Bank a security interest in all of the Borrower's inventory, accounts, equipment, general intangibles and other property described therein as security for the performance of the Borrower's obligations under this Agreement and the Note, together with any UCC-1 Financing Statement or other document deemed necessary or desirable by the Bank to perfect the security interest granted by the Security Agreement.



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                  (c) A certified copy of the resolutions of the Board of
         Directors of the Borrower, approving the execution and delivery of the Loan Documents to which it is a party and approving all other matters contemplated by this Agreement.

                  (d) A certificate by the Secretary or any Assistant Secretary of the Borrower certifying the names of the officer or officers of the Borrower authorized to sign the Loan Documents to which it is a party, together with a sample of the true signature of such officer.

         Section 3.2. Conditions Precedent to Each Advance. The obligation of the Bank to make each Advance (including the initial Advance) shall be subject to the further conditions precedent, that on the date of such Advance:

                  (a) The representations and warranties contained in Section
         4.1 of this Agreement are correct on and as of the date of such Advance as though made on such date; and

                  (b) No event has occurred and is continuing, or will result from such Advance, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1. Representations and Warranties of the Borrower. To induce the Bank to make Advances, the Borrower represents and warrants as follows:

                  (a) Existence of Borrower. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the state indicated at the beginning of this Agreement. The Borrower has not, in the past five years, operated


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         under any name, including any trade name or assumed name, other than the name indicated at the beginning of this Agreement.

                  (b) Authority to Execute. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of the Borrower or of any agreement or contractual restriction binding upon or affecting the Borrower or any of its property, and need no further shareholder or creditor consent.

                  (c) Binding Obligation. This Agreement is, and the other Loan Documents when delivered hereunder will be, legal, valid and binding obligations of the Loan Parties enforceable against such Persons in accordance with their respective terms.

                  (d) Governmental Approval. No consent of, or filing with, any governmental authority is required on the part of any Loan Party in connection with the execution, delivery or performance of any Loan Documents.

                  (e) Financial Statements. The audited financial statements of the Borrower as of June 30, 2001 and the audited financial statements as of June 30, 2002, copies of which have been furnished to the Bank, have been prepared in conformity with generally accepted accounting principles consistently applied and present fairly the financial condition of the Borrower as of such dates, and the results of the operations of the Borrower for the financial periods then ended, and since such dates, there has been no materially adverse change in such financial condition.


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                  (f) Litigation. No litigation or governmental proceeding is pending or threatened against the Borrower that may have a materially adverse effect on the financial condition or operations of the Borrower, except for the existing litigation known as the "Straumann Litigation" previously disclosed to the Bank.

                  (g) Title to Assets. The Borrower has good and marketable title to all assets used in connection with its trades or businesses, and none of such assets is subject to any mortgage, pledge, lien, security interest or encumbrance of any kind, except for current taxes not delinquent, and except for Permitted Liens.

                  (h) Taxes. The Borrower has filed all federal and state income tax returns that are required to be filed, and has paid all taxes shown on such returns to be due and all other tax assessments received by it to the extent that such assessments have become due.

                  (i) ERISA. No plan (as that term is defined in the Employee Retirement Income Security Act of 1974 ("ERISA")) of the Borrower (a "Plan") that is subject to Part 3 of Subtitle B of Title 1 of ERISA had an accumulated funding deficiency (as such term is defined in ERISA) as of the last day of the most recent fiscal year of such Plan ended prior to the date hereof, or would have had such an accumulated funding deficiency on such date if such year were the first year of such Plan, and no material liability to the Pension Benefit Guaranty Corporation has been, or is expected by the Borrower to be, incurred with respect to any such Plan. No Reportable Event (as defined in ERISA) has occurred and is continuing in respect to any such Plan.

                  (j) Defaults. The Borrower is not in default in the payment of principal or interest on any indebtedness for borrowed money and is not in default under any



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         instrument or agreement under or subject to which any indebtedness for borrowed money has been issued, and no event has occurred and is continuing that, with or without the lapse of time or the giving of notice, or both, constitutes or would constitute an event of default under any such instrument or agreement or an Event of Default hereunder.

                  (k) Subsidiaries. The Borrower has no Subsidiaries.

                  (l) Burdensome Contracts. The Borrower is not subject to any contracts or agreements the terms of which, if enforced, would materially adversely affect the financial condition or operations of the Borrower.

                  (m) Patents, Trademarks, Etc. The Borrower has good and marketable title to all patents, trademarks, processes, copyrights, franchises and licenses title to which is necessary for the operation of the Borrower's businesses.

                  (n) Use of Proceeds For Securities Transactions. No proceeds of any Advance will be used to acquire any security in any transaction that is subject to Section 12 of the Securities Exchange Act of 1934.

                  (o) Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.


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                                   ARTICLE V.

                            COVENANTS OF THE BORROWER

         Section 5.1. Affirmative Covenants. So long as the Note shall remain unpaid or the Bank shall have a Commitment hereunder, the Borrower will, unless the Bank shall give its prior written consent:


                  (a) Financial Reporting. Furnish to the Bank: (i) as soon as available and in any event within 45 days after the end of each quarter of each fiscal year of the Borrower, unaudited balance sheets of the Borrower as of the end of such quarter and unaudited statements of income and retained earnings of the Borrower for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Borrower; (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, (A) a copy of the annual report for such year for the Borrower, containing financial statements for such year certified in a manner acceptable to the Bank by Grant Thornton, LLP or other independent public accountants acceptable to the Bank and
         (B) a budget and projections prepared by the Borrower in a form reasonably acceptable to the Bank for the following fiscal year; (iii) promptly upon the sending or filing thereof copies of all public reports issued by the Borrower to any of its security holders, to the Securities and Exchange Commission or to any national securities exchange; (iv) promptly upon the filing or receiving thereof, copies of all reports that the Borrower files under ERISA or that the Borrower receives from the Pension Benefit Guaranty Corporation if such report shows any material violation or potential violation by the Borrower of its obligations under ERISA; (v) such other information concerning the conditions or operations, financial or


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         otherwise, of the Borrower as the Bank from time to time may reasonably request; (vi) within 30 days after the end of each month, a Borrowing Base Certificate, together with an accounts receivable and accounts payable aging, for such month.

                  (b) Visitation Rights. At any reasonable time and from time to time, permit the Bank or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower, and to discuss the affairs, finances and accounts of the Borrower with any of its officers or directors. The Borrower will reimburse the Bank for its reasonable costs and expenses of conducting such periodic examinations, provided that so long as no Event of Default has occurred and is continuing, the Borrower shall not be required to reimburse the Bank for more than one such examination in each fiscal year.

                  (c) Notification of Default, Etc. Notify the Bank as promptly as practicable (but in any event not later than 5 Business Days) after the Borrower obtains knowledge of: (i) the occurrence of any event which constitutes an Event of Default or which would constitute an Event of Default with the passage of time or the giving of notice or both; or (ii) the commencement of any litigation or governmental proceedings of any type that could materially adversely affect the financial condition or business operations of the Borrower.

                  (d) Compliance Certificate. At the time any financial statement is required to be provided to Bank under this Agreement, the Borrower will provide to Bank a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit B attached hereto (appropriately completed). If that certificate shows that an


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         Event of Default or any event that would constitute an Event of Default with the passage of time or the giving of notice or both, has occurred, the certificate shall state in reasonable detail the circumstances surrounding such event and action proposed by the Borrower to cure such event.

                  (e) Keeping of Financial Records and Books of Account. Maintain proper financial records in accordance with generally accepted accounting principles consistently applied that fully and correctly reflect all financial transactions and all assets and liabilities of the Borrower.

                  (f) Tangible Net Worth. Maintain as of the end of each fiscal quarter (a) Tangible Net Worth of not less than $42,000,000.00 and (b) a ratio of Total Liabilities to Tangible Net Worth of not more than
         0.50 to 1.

                  (g) Net Income. Obtain a positive net income in each fiscal year.

                  (h) Maintenance of Insurance. Maintain such insurance with reputable insurance carriers as is normally carried by companies engaged in similar businesses and owning similar property, and name the Bank as loss payee on all policies insuring personal property in which the Bank has a security interest and provide the Bank with certificates of insurance evidencing its status as a loss payee. The loss payee endorsement shall provide for payment to the Bank notwithstanding any acts or omissions of the Borrower and shall require notice to the Bank 30 days prior to the expiration or cancellation of the insurance.



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                  (i) Maintenance of Properties, Etc. Maintain and preserve all of its properties, necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted.

                  (j) Payment of Taxes. Pay all taxes, assessments and governmental charges of any kind payable by it as such taxes, assessments and charges become due and before any penalty shall be imposed, except as the Borrower shall contest in good faith and by appropriate proceedings providing such reserves as are required by generally accepted accounting principles.

                  (k) Compliance with ERISA. Cause each Plan to comply and be administered in accordance with those provisions of ERISA that are applicable to such Plan.

                  (l) Maintenance of Accounts. Maintain its corporate bank accounts at the Bank except for such incidental accounts that reasonable business judgment requires to be maintained elsewhere, and either (i) keep collected demand deposit balances in such accounts in the amount necessary to compensate the Bank for applicable activity charges in such accounts, as calculated by the Bank and applied to such balances in a manner consistent with all similar accounts or (ii) pay such activity charges on a monthly basis.

                  (m) Preservation of Corporate Existence, Etc. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.


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         Section 5.2. Negative Covenants. So long as the Note shall remain unpaid or the Bank shall have a Commitment hereunder, the Borrower will not, unless the Bank shall give its prior written consent:

                  (a) Liens. Create or suffer to exist any mortgage, pledge, lien, security interest or other encumbrance with respect to any assets now owned or hereafter acquired by the Borrower except (i) encumbrances made in favor of the Bank, (ii) existing encumbrances, (iii) purchase money liens on, or leases of, equipment, (iv) deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Borrower; (v) liens for taxes, fees, assessments and governmental charges not delinquent or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.1(j); (vi) liens of carriers, warehousemen, mechanics and materialmen, and other like liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made; (vii) liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance or other similar bonds; and (viii) encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property and landlord's liens under leases on the premises rented, which do not materially detract from the value of such property or impair the use thereof in the business of the Borrower ("Permitted Liens").

                  (b) Merger, Etc. Merge or consolidate with any other Person; sell, transfer, convey, lease or otherwise dispose of (whether in one transaction or in a series of


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         transactions) all or a substantial portion of its assets (whether now owned or hereafter acquired) to any other Person.

                  (c) Transactions with Affiliates. Engage in any transaction (including, without limitation, loans or financial accommodations of any kind) with any Affiliate provided that such transactions are permitted if they are on terms no less favorable to the Borrower than would be obtainable if no such relationship existed.

                  (d) Investments in Other Persons. Make any loan or advance to any Person; or purchase or otherwise acquire the capital stock, assets, or obligations of, or any interest in, any other Person other than (i) readily marketable direct obligations of the United States of America or any agency thereof, (ii) certificates of deposits, bankers' acceptances or deposits in commercial banks of recognized standing operating in the United States of America, (iii) investments existing on the date of this Agreement and disclosed in the financial statements previously provided to the Bank; (iv) travel advances to management personnel and employees in the ordinary course of business; (v) commercial paper given the highest rating by a nationally recognized rating service; (vi) other readily marketable Investments in debt securities which are reasonably acceptable to the Bank; and (vii) other investments in an aggregate amount outstanding at any time not in excess of $1,000,000.00.

                  (e) Change in Nature of Business. Make any material change in the nature of the business of the Borrower, taken as a whole, as carried on at the date hereof.


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                                   ARTICLE VI.

                                     DEFAULT

         Section 6.1. Events of Default. "Events of Default" in this Agreement means any of the following events:

                  (a) Failure of the Borrower to pay the principal of the Note when due;

                  (b) Failure of the Borrower to pay any interest or fees required to be paid hereunder or under the Note when due;

                  (c) Any representation or warranty made by, or on behalf of, any Loan Party in, or pursuant to, any Loan Document shall prove to have been incorrect in any material respect when made or the Borrower shall dispose of any collateral described in the Security Agreement in violation of the Security Agreement;

                  (d) Default in performance of any other covenant or agreement of any Loan Party in, or pursuant to, any Loan Document and continuance of such default or breach for a period of 30 days after written notice thereof to such Person by the Bank;

                  (e) Any Loan Party shall generally not pay its or his debts as such debts become due, or shall admit in writing its or his inability to pay its or his debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it or him a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, custodianship, protection, relief, or composition of it or him or its or his debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief, or the appointment of a receiver, custodian, trustee, or other similar official for it or him or for any substantial part of its or his property; or any


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         Loan Party shall take any corporate action to authorize any of the actions set forth above in this subsection; and in the case of a proceeding of the type described in this paragraph commenced against any Loan Party, that proceeding shall not be dismissed within 60 days or that Loan Party shall consent to that proceeding;

                  (f) The Borrower shall fail to pay any material Debt (but excluding Debt evidenced by the Note) of the Borrower or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such material Debt; or any other default under any agreement or instrument relating to any such material Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such material Debt; or any such material Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

                  (g) The entry against any Loan Party of a final judgment, decree or order for the payment of money in excess of $250,000.00 and the continuance of such judgment, decree or order unsatisfied for a period of 30 days without a stay of execution;

                  (h) Any Reportable Event (as defined in ERISA) shall have occurred and continue for 30 days; or any Plan shall have been terminated by the Borrower not in compliance with ERISA, or a trustee shall have been appointed by a court to administer any Plan, or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan.

         Section 6.2. Rights and Remedies. If any Event of Default shall occur and be continuing, the Bank may exercise any or all of the following rights and remedies:

                  (a) By written notice to the Borrower, suspend or terminate the Commitment, whereupon the same shall forthwith be suspended or terminated;

                  (b) Declare the Note, all interest thereon, and all other obligations under, or pursuant to, any Loan Document to be immediately due and payable, and upon such declaration such Note, interest and other obligations shall immediately be due and payable, without presentment, demand, protest or any notice of any kind, all of which are expressly waived;

                  (c) Exercise any right or remedy under the Security Agreement, or any other right or remedy of a secured party under the Uniform Commercial Code as in effect in Minnesota;

                  (d) Exercise any other right or remedy available to the Bank at law or in equity.

                                  ARTICLE VII.

                                  MISCELLANEOUS

         Section 7.1. No Waiver; Cumulative Remedies. No failure or delay on the part of the Bank in exercising any right or remedy under, or pursuant to, any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy or power preclude other or further exercise thereof, or the exercise of any other right, remedy or power.

The remedies in the Loan Documents are cumulative and are not exclusive of any remedies provided by law.

         Section 7.2. Amendments and Waivers. No amendment or waiver of any provision of any Loan Document shall be effective unless such amendment or waiver is in writing and is signed by the Bank, and such amendment or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

         Section 7.3. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed or telecopied or delivered, if to the Borrower, at its address stated in the preamble hereof, Attention: David Noel; and if to the Bank, at its address stated in the preamble hereof, Attention: John Dan; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively, addressed as provided above, except that notices to the Bank pursuant to the provisions of Article II shall not be effective until received by the Bank.

         Section 7.4. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation of the Loan Documents, including reasonable attorneys fees and legal expenses, as well as all costs and expenses of the Bank, including reasonable attorneys fees and expenses, in connection with the administration and enforcement of the Loan Documents (whether suit is commenced or not).

         Section 7.5. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Bank shall have made any demand under any Loan Document and although such obligations may be unmatured. The Bank agrees promptly to notify the Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Bank may have.

         Section 7.6. Governing Law. All Loan Documents shall be governed by the laws of the State of Minnesota. Any term used in this Agreement and not otherwise defined shall have the definition given that term in the Uniform Commercial Code as in effect in the State of Minnesota from time to time, and such definition automatically shall change on the effective date of any amendment to the Uniform Commercial Code that changes such definition. If any term in this Agreement shall be held to be illegal or unenforceable, the remaining portions of this Agreement shall not be affected, and this Agreement shall be construed and enforced as if this Agreement did not contain the term held to be illegal or unenforceable. The Borrower hereby irrevocably submits to the jurisdiction of the Minnesota District Court, Fourth District, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.

         Section 7.7. Binding Effect; Assignment. All Loan Documents shall be binding upon and inure to the benefit of the Loan Parties and the Bank and their respective successors and assigns. No Loan Party shall have the right to assign its rights or interest under any such agreement without the prior written consent of the Bank.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                      LifeCore Biomedical, Inc.


                                      By        /s/ Dennis J. Allingham
                                      ------------------------------------------
                                           Its     Exec. Vice President and CFO
                                           -------------------------------------


                                      M&I Marshall and Ilsley Bank


                                      By        /s/ Scott Thorson
                                      ------------------------------------------
                                           Its     Senior Vice President
                                           -------------------------------------


                                      By        /s/ Thomas Droemueller
                                      ------------------------------------------
                                           Its     Vice President
                                           -------------------------------------

                                                                    EXHIBIT 10.1


                               SECURITY AGREEMENT

                            DATED: December 18, 2002

DEBTOR:                                            SECURED PARTY:

LifeCore Biomedical, Inc.                          M&I Marshall and Ilsley Bank
3515 Lyman Boulevard                               651 Nicollet Mall
Chaska, MN 55318                                   Minneapolis, MN 55402-1611
State of Formation: Minnesota
State Organizational No.:  1J-75

         1. Security Interest and Collateral. To secure the payment and performance of each and every debt, liability and obligation of every type and description that Debtor may now or at any time hereafter owe to Secured Party under the Credit Agreement (as defined herein), including the Debtor's obligation on any promissory note or notes under the Credit Agreement and any note or notes hereafter issued in substitution or replacement thereof (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations collectively referred to as the "Obligations"), Debtor hereby grants Secured Party a security interest (the "Security Interest") in the following property (the "Collateral"):

                  (a) INVENTORY:

                  All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

                  (b) EQUIPMENT:

                  All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment); provided that no Security Interest is granted in equipment to the extent that doing so would cause a default under any equipment lease or other purchase money financing;

                  (c)      ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

                  Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) that Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future payment intangibles, debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds;

                  (d)      INTANGIBLES:

                  All intangibles of Debtor, whether now owned or hereafter acquired, including but not limited to, general intangibles, investment property, software, applications for patents, patents, copyrights, trademarks, trade secrets, goodwill, tradenames, customers lists, permits and franchises, internet domain names, uniform resource locators (URL's), website contracts and registration rights and the right to use Debtor's name; together with all substitutions and replacements for and products of any of the foregoing property and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

         2. Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

                  (a) Debtor is a corporation.

                  (b) The Collateral will be used primarily for business purposes.

                  (c) Debtor's chief executive office is located at the address of Debtor shown at the beginning of this Agreement.

         3. Additional Representations, Warranties and Agreements. Debtor represents, warrants and agrees that:

                  (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest and Permitted Liens (as defined in the Credit Agreement), and will defend the Collateral against all claims or demands of all persons other than Secured Party. Any such security interests, liens or encumbrances not permitted under this Agreement shall be void. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that, until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may (i) sell any inventory constituting Collateral to buyers in the ordinary course of business; (ii) dispose of used, worn-out or surplus equipment in the ordinary course of business; and (iii) sell equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment. This Agreement has been duly and validly authorized by all necessary corporate action.

                  (b) Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

                  (c) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any material obligation without Secured Party's prior written consent, and will not subordinate any material right to claims of other creditors of such account debtor or other obligor.

                  (d) Debtor will:

                           (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and, exercising reasonable business judgment, will, from time to time, replace any worn, broken or defective parts thereof;

                           (ii)     promptly pay all taxes and other
                                    governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest except as Debtor shall contest in good faith and by appropriate proceedings providing such reserves as are required by generally accepted accounting principles;

                           (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest and Permitted Liens;

                           (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and, upon the occurrence and during the continuance of an Event of Default, to send and discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor;

                           (v)      keep accurate and complete records
                                    pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request;

                           (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;

                           (vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor;

                           (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks as provided in the Credit Agreement;

                           (ix) from time to time authorize such financing statements as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of an asset subject to a certificate of title, execute such documents as may be required to have the Security Interest properly noted on a certificate of title;

                           (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection, defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings;

                           (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings that Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement;

                           (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance;

                           (xiii) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any interest, or lien then held or thereafter acquired by any mortgagee of such real property or the owner or purchaser of any interest therein; and

                           (xiv) inform Secured Party of any change to Debtor's name, address or state of formation prior to the effective date of such change and authorize and deliver to Secured Party any financing statement that is necessary as a result of that change to maintain the perfected status of the Security Interest.

         If Debtor at any time fails to perform or observe any agreement contained in this Section 3(d), and if such failure shall continue for a period of ten calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this Section 3(d), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or, at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions that Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens, or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loan or forbearance of money usurious or otherwise illegal under any applicable law, Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by Secured Party of such agreements of Debtor, upon the occurrence and during the continuance of an Event of Default, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, termination statements for filings not permitted under this Agreement held by other secured parties, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this
         Section 3 and Section 4.

         4. Lock Box, Collateral Account. If Secured Party so requests at any time after the occurrence and during the continuance of an Event of Default, Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lockbox to be under the control of Secured Party. Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in such lockbox. All deposits in such collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligations. At its option, Secured Party may at any time, apply finally collected funds on deposit in such collateral account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance on deposit in such collateral account. If a collateral account is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into such collateral account all payments on accounts and chattel paper received by it. All such payments shall be delivered to Secured Party in the form received (except for Debtor's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

         5. Account Verification and Collection Rights of Secured Party. Secured Party shall have the right to verify any accounts in the name of Debtor or in its own name as provided herein; and Debtor, whenever requested, shall furnish Secured Party with duplicate statements of the accounts, which statements may be mailed or delivered by Secured Party for that purpose, provided that such verification occurs only in writing and on a "blind" basis. Notwithstanding Secured Party's rights under Section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may at any time after the occurrence and during the continuation of an Event of Default, notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account, or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any such time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         6. Assignment of Insurance. Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured

Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of such policy. Notwithstanding any of the foregoing, so long as no Event of Default exists, the Debtor shall be entitled to all insurance proceeds with respect to equipment or inventory included in Collateral provided that such proceeds are applied to the cost of replacement equipment or inventory to be included in Collateral.

         7. Events of Default. An Event of Default under the Revolving Credit Agreement (the "Credit Agreement") between Debtor and Secured Party dated as of the date hereof shall be an Event of Default hereunder.

         8. Remedies upon Event of Default. Upon the occurrence of an Event of Default under Section 7 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment of other notice or demand; (ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 10) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence and during the continuance of an Event of Default, Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

         9. Other Personal Property. Unless at the time Secured Party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but that are located or found upon or within such Collateral, describing such property, Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

         10. Miscellaneous. This Agreement does not contemplate a sale of accounts, payment intangibles or chattel paper. This Agreement can be waived, modified, amended, terminated or discharged and the Security Interest can be released, only explicitly in a writing signed by Secured Party; provided, however, that upon payment in full of the Obligations and the expiration of any obligation of the Secured Party to extend credit accommodations to the Debtor, the Security Interest granted hereby shall terminate. Upon any such termination, the Secured Party will return to the Debtor such of the Collateral then in the possession of the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination. A waiver signed by Secured Party shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application and Secured Party may disclaim any and all implied warranties (as imposed by law) in connection with the disposition of Collateral. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by Debtor shall have the same force and effects as the original for all purposes of a financing statement. This Agreement shall be governed by the internal laws of the State of Minnesota. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications that can be given effect and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. Debtor hereby irrevocably submits to the jurisdiction of the Minnesota District Court, Fourth District, and the Federal District Court, District of Minnesota, Fourth Division, over any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of such action or proceeding may be heard and determined in any such court.


M&I Marshall and Ilsley Bank             LifeCore Biomedical, Inc.


By         /s/ Scott Thorson             By       /s/ Dennis J. Allingham
------------------------------           ---------------------------------------
    Its      Senior Vice President           Its    Exec. Vice President and CFO
    -------------------------------          -----------------------------------

By       /s/ Thomas Droegemueller
---------------------------------
    Its     Vice President
    ----------------------


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